                                                                    Exhibit 99.2



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
                                                    ----------------------------
   SERVICE MERCHANDISE COMPANY, INC.
   ---------------------------------
                                          Judge:    PAINE
                                                    ----------------------------

                                          Chapter 11


Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING    January 28, 2001
                                                            --------------------

              COMES NOW,        SERVICE MERCHANDISE COMPANY, INC.
                                ------------------------------------------------

   Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing January 1, 2001 and ending January 28, 2001 as shown by the report and exhibits consisting of 7 pages and containing the following as indicated:

                      [X] Partial Monthly Reporting Questionnaire Available at February 19, 2000-(Attachment 1)

                      [ ]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                      N/A    Summary of Accounts Receivable (Form OPR-3)

                      [ ]    Schedule of Postpetition Liabilities (Form OPR-4)

                      [ ]    Statement of Income (Loss) (Form OPR-5)


   I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor and the U.S. Trustee have also agreed that the Debtor will file the remianing reports and forms by March 5, 2001. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

   Date:    2/19/01           DEBTOR - IN - POSSESSION
         --------------

                              By:            /s/ KENNETH A. CONWAY
                                             -----------------------------------

                              Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT
                                               AND CONTROLLER
                                               ---------------------------------

                              Address:         7100 SERVICE MERCHANDISE DRIVE
                                               ---------------------------------
                                               BRENTWOOD, TENNESSEE 37027
                                               ---------------------------------

                              Telephone No:    (615) 660-3340
                                               ---------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001


1. Payroll

                                                                                        WAGES                      TAXES
      OFFICERS                      TITLE                                      GROSS             NET         DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO          CHIEF EXECUTIVE OFFICER                                $   62,876.20   $   29,862.37   $4,987.23   $ 23,716.18
C. STEVEN MOORE     SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                    GENERAL COUNSEL AND SECRETARY                          $   34,542.58   $   19,799.49   $2,425.66   $  9,893.83
CHARLES K. SEPTER   PRESIDENT AND CHIEF OPERATING OFFICER                  $1,735,001.50   $1,212,925.60   $      --   $521,214.43
ROBERT J. PINDRED   VICE PRESIDENT AND TREASURER                           $   14,469.00   $    9,719.97   $  730.73   $  2,906.65
JOE M. ELLIOTT      VICE PRESIDENT, PROPERTY ADMINISTRATION                $   14,642.40   $    8,837.04   $  816.11   $  3,145.85
KARREN PRASIFKA     ASSISTANT GENERAL COUNSEL VICE PRESIDENT               $   18,368.55   $   11,284.74   $1,390.30   $  5,504.36
KENNETH A. CONWAY   VICE PRESIDENT AND CONTROLLER                          $   15,467.15   $   10,442.27   $  776.27   $  3,068.76
ERIC A. KOVATS      SENIOR VICE PRESIDENT, STORES                          $   27,364.68   $   16,244.84   $1,756.28   $  7,201.46
ROSE C. SEPTER      SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING           $  834,904.66   $  581,654.69   $      --   $252,816.01
JERRY E. FOREMAN    SENIOR VICE PRESIDENT, MERCHANDISING                   $   32,202.03   $   18,478.01   $2,246.97   $  9,134.40

The following associates received a payment for term vacation and severance included in the gross amount above:

CHARLES K. SEPTER                                                          $   43,550.51   Vacation
                                                                           $1,672,000.56   Severance

ROSE C. SEPTER                                                             $    8,517.99   Vacation
                                                                           $  240,838.21   Severance

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 1, 2001 THROUGH January 28, 2001



2.  INSURANCE

                                                               COVERAGE         POLICY         EXPIRATION  PREMIUM     DATE COVERAGE
TYPE                        NAME OF CARRIER                     AMOUNT          NUMBER            DATE      AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co       $5 Million       01MXI97600751     12/31/01   $685,000      12/31/01
                            Royal                             $5 Million         RHD314289       12/31/01    $90,250      12/31/01
                            Westchester Fire                  $15 Million        1XA394310       12/31/01    $64,125      12/31/01
                            Allianz Insurance Co              $12 Million           TBD          12/31/01    $26,520      12/31/01
                            TIG Insurance Co                  $13 Million       XPT38844629      12/31/01    $28,730      12/31/01
                            Westchester Fire                  $20 Million        1XA394311       12/31/01    $13,500      12/31/01
                            Allianz Insurance Co              $30 Million           TBD          12/31/01    $19,125      12/31/01
                            Allianz Insurance Co              $25 Million           TBD          12/31/01     $8,500      12/31/01
Boiler & Machinery          Hartford Steam Boiler             $10 Million           TBD          12/31/01    $14,280      12/31/01
Transit                     Fireman's Fund Insurance Co       $1 Million            TBD          12/31/01    $13,091      12/31/01
Ocean Cargo                 Fireman's Fund Insurance Co       $10 Million           TBD          12/31/01    $40,000      12/31/01
Special Crime               Reliance Insurance Co             $25 Million        NFK1951937      05/01/02    $13,458      05/01/02
Crime                       National Union Fire Ins Co        $10 Million         858-0797       03/01/01    $56,505      03/01/01
Fiduciary                   National Union Fire Ins Co        $10 Million        267-81-30       03/01/01    $19,140      03/01/01
Employment Practices
   Liability                Chubb Insurance Co                $10 Million        81278901A       03/01/01   $130,845      03/01/01
                            Royal Insurance Co                $10 Million        PSF000010       03/01/01    $56,364      03/01/01
Directors & Officers        Continental Insurance Co          $10 Million        300714943       03/01/01   $453,500      03/01/01
                            Chubb Insurance Co                $10 Million        81278902-A      03/01/01   $266,666      03/01/01
                            Royal Insurance Co                $10 Million        PSF000009       03/01/01   $133,000      03/01/01
Umbrella                    Federal Insurance Co              $50 Million       BXO52805120      12/31/01    $88,250      12/31/01
Excess Liability            American Guarantee & Liab         $50 Million       AEC287610703     12/31/01    $30,000      12/31/01
International               Ace American Ins Co               $1 Million         PHF051491       12/31/01     $2,500      12/31/01
Punitive Damages            Chubb Atlantic Indemnity          $50 Million        MCPD201058      12/31/01    $40,000      12/31/01
Punitive Damages - Excess   Zurich International Bermuda      $50 Million       ZICBB-091 PD     12/31/01     $5,000      12/31/01
General Liability           Ace American Ins Co               $5 Million        XSLG20577009     12/31/01    $44,320      01/31/01
Workers' Compensation       Pacific Employers Ins Co          Statutory         WLRC43024516     12/31/01    $27,325      02/28/01
WC Excess                   Ace American Ins Co               Statutory          XWC014026       12/31/01    $12,108      12/31/01
WC Contractual Indemnity    Illinois Union Insurance Co       Statutory         CTPG20577344     12/31/01    $20,500      12/31/01
Auto                        Pacific Employers Ins Co          $1 Million        ISAH07968358     12/31/01    $33,518      12/31/01

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     6,250
RETAIL SAFE FUNDS                                                        1,966,611

CORPORATE ACCOUNTS                                                       2,709,132
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            483,742
KEY NATIONAL BANK                                                          517,307
BANK OF BOSTON                                                             174,157
BANK OF BOSTON CONNECTICUT                                                  97,819
FIRST UNION                                                              1,734,799
BANK ONE LOUISIANA                                                         449,204
ABN-AMRO BANK                                                              329,328
COMERICA BANK                                                              136,654
AM SOUTH                                                                   430,273
BANK OF AMERICA                                                            145,332
BANK OF OKLAHOMA                                                           180,901
CHASE BANK OF TEXAS                                                        429,164
SINGLE STORE DEPOSITORY ACCOUNTS                                           535,032
WELLS FARGO BANK                                                           120,494
BANK ONE, IN                                                               172,713
PNC BANK                                                                   414,739
OAK BROOK BANK                                                             896,199

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       7,326,601
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                              47,064
OTHER CASH ACCOUNTS                                                        122,944
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $19,426,459
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 1, 2001 THROUGH JANUARY 28, 2001

RECEIPTS AND DISBURSEMENTS
(Dollars in Thousands)


                                      Actual        Actual        Actual        Actual        Total

                          Monday     01/01/01      01/08/01      01/15/01      01/22/01      01/01/01
                          Sunday     01/07/01      01/14/01      01/21/01      01/28/01      01/28/01
                                     --------      --------      --------      --------      ---------
Receipts:
   Sales receipts                    $ 13,438      $ 10,834      $ 13,354      $ 15,392      $  53,018
   Miscellaneous receipts                  --         3,496            --         1,136          4,632
                                     --------      --------      --------      --------      ---------
Total available collections            13,438        14,330        13,354        16,528         57,650

Disbursements:
   Merchandise disbursements           12,216        11,310         5,111        10,781         39,418
   Non-merchandise disbursements       13,759        24,785        17,946        13,167         69,657
                                     --------      --------      --------      --------      ---------
Total disbursements                    25,975        36,095        23,057        23,948        109,075
                                     --------      --------      --------      --------      ---------
Net receipts/(disbursements)         $(12,537)     $(21,765)     $ (9,703)     $ (7,420)     $ (51,425)
                                     ========      ========      ========      ========      =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 1, 2001 THROUGH January 28, 2001

4.  Payments to Professionals January 1, 2001 through January 28, 2001

Vendor #                Vendor Name                     Check Amt.   Check Date     Check #
--------------------------------------------------------------------------------------------
 53703     Barron and Stadfeld                         $  4,666.85     01/03/01     50029409
 63010     Rives & Peterson                            $  1,052.39     01/03/01     50029411
 67017     Barkley & Thompson                          $  1,460.91     01/03/01     50029413
 71403     Seyfarth, Shaw, Fairweather & Geraldson     $ 10,409.71     01/03/01     50029414
 84573     Buchanan & Ingersoll                        $  2,502.80     01/03/01     50029416
 93547     D'Assaro and Hall                           $  1,008.00     01/03/01     50029420
 97660     Schnader, Harrison, Segal & Lewis           $    165.00     01/04/01     50029536
 94414     Keen Realty Consultants, Inc.               $  3,169.27     01/11/01     50030168
 57117     Deloitte & Touche                           $ 34,983.99     01/22/01     50031102
101993     Rothschild, Inc.                            $110,388.80     01/24/01     B0023887
 63078     Weil, Gotshal & Manges, LLP                 $    424.73     01/24/01     B0023888
 99444     Sitrick & Company, Inc.                     $ 16,246.14     01/24/01     B0023890
 95911     Kelly, Lucas & Pacifico, LLP                $  6,650.00     01/26/01     70000042

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  JANUARY 01, 2000 THROUGH JANUARY 28, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 01/28/01
FORM OPR-3  NOT APPLICABLE















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